UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2010

LAWSON SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51942

Delaware	20-3469219
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

380 St. Peter Street, St. Paul, Minnesota	55102-1302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 767-7000

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17CFR  240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets

On January 11, 2010, Lawson Software, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the completion of the acquisition of Healthvision Solutions, Inc. (“Healthvision”), through the acquisition of privately held Quovadx Holdings, Inc. (“Quovadx”), Healthvision’s parent holding company, pursuant to the definitive Agreement and Plan of Merger (the “Agreement”), dated January 7, 2010.  A copy of the Agreement is attached hereto as Exhibit 10.1.

This amendment to the Original Form 8-K is being filed to provide the financial statements and pro forma financial information required by Item 9.01 (a) and (b) of Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(a)         Financial Statements of Businesses Acquired

The required audited consolidated financial statements of Healthvision as of and for the year ended December 31, 2008 are filed hereto as Exhibit 99.1.

The required unaudited condensed consolidated financial statements of Healthvision as of and for the nine months ended September 30, 2009 are filed hereto as Exhibit 99.2.

(b)         Pro Forma Financial Information

The required unaudited pro forma condensed combined financial information as of and for the six months ended September 30, 2009 and for the Company’s fiscal year ended May 31, 2009 are filed hereto as Exhibit 99.3.

(d)         Exhibits

10.1	The Agreement and Plan of Merger, dated January 7, 2010, between Lawson Software Americas, Inc. and Quovadx Holdings, Inc.

23.1	Consent of McGladrey & Pullen LLP, independent auditors.

99.1	Quovadx Holdings, Inc. and Subsidiaries audited annual consolidated financial statements as of and for the year ended December 31, 2008, and the notes related thereto.

99.2	Quovadx Holdings, Inc. and Subsidiaries unaudited interim condensed consolidated financial statements as of and for the nine months ended September 30, 2009, and the notes related thereto.

99.3

Unaudited Pro Forma Condensed Combined Balance Sheet of Lawson Software, Inc. and Healthvision as of November 30, 2009, Unaudited Pro Forma Condensed Combined Statements of Operations of Lawson Software, Inc. and Healthvision for the fiscal year ended May 31, 2009 and for the six months ended November 30, 2009, and the notes related thereto.

This Current Report on Form 8-K contains forward-looking statements that contain risks and uncertainties. These forward-looking statements contain statements of intent, belief or current expectations of Lawson Software and its management. Such forward-looking statements are not guarantees of future results and involve risks and uncertainties that may cause actual results to differ materially from the potential results discussed in the forward-looking statements. The Company is not obligated to update forward-looking statements based on circumstances or events that occur in the future. Risks and uncertainties that may cause such differences include but are not limited to the risk factors listed in the Company’s most recent Annual Report on Form 10-K for the year ended May 31, 2009, filed with the Securities and Exchange Commission. Lawson assumes no obligation to update any forward-looking information contained in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lawson Software, Inc.

Date: March 26, 2010	By:	/s/ Stefan B. Schulz

Stefan B. Schulz
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)